Exhibit 4.3

C0000000230 | M VILLAGE FARMS INTERNATIONAL, INC. Number Shares * * * * 0 * * * * * * * * * 00000000 INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * **SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zer THIS CERTIFIES THAT o****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC. * * * * * * * * 0 * * * * * zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*I NC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL ,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIO NAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC. SPECIMEN zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNA TIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTE RNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*I NTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARM S*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*F CUSIP 92707Y108 ARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****SPECIMEN92707Y10800000000VILLAG **092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10 IS THE REGISTERED HOLDER OF 800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VI ISIN CA92707Y1088 LLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS *INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIO NAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC. * * * 0 * zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC. * * ze ro****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****09270 7Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y108000000 00VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*F SEE REVERSE FOR CERTAIN DEFINITIONS ARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERN ATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*INC.zero****092707Y10800000000VILLAGE*FARMS*INTERNATIONAL,*IN FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF VILLAGE FARMS INTERNATIONAL, INC. transferable on the books of the Company only upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signature of its duly CSAE_WIP_HGGQ_C01. authorized officer. mtl. Dated: Mar 08, 2019 Executive Vice-President and Chief COUNTERSIGNED By: COUNTERSIGNED AND REGISTERED Financial Officer Continental Stock Transfer and Trust Company COMPUTERSHARE INVESTOR SERVICES INC. 1 State Street, 30th Floor (VANCOUVER) (TORONTO) New York, NY 10004-1561 OR TRANSFER AGENT AND REGISTRAR pulls/000001/000001/i Co-Transfer Agent By ____________________________ By ____________________________ Authorized Officer Authorized Officer The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Vancouver, BC and Toronto, ON, or at the office of Continental Stock Transfer and Trust Company in New York, NY, USA.

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears: TEN COM—as tenants in common (Name) CUST (Name) UNIF—(Name) as Custodian for (Name) under the TEN ENT—as tenants by the entireties GIFT MIN ACT (State) (State) Uniform Gifts to Minors Act JT TEN—as joint tenants with rights of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For value received the undersigned hereby sells, assigns and transfers unto Insert name and address of transferee shares represented by this certificate and does hereby irrevocably constitute and appoint the attorney of the undersigned to transfer the said shares on the books of the Company with full power of substitution in the premises. DATED:                Signature of Shareholder Signature of Guarantor Signature Guarantee: The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. In the USA, signature guarantees must be done by members of a “Medallion Signature Guarantee Program” only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program. SECURITY INSTRUCTIONS â– INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WA1ERMARK HOLD TO LIGHT TO VERIFY WATERMARK PAPIER HI IGHANf, DU EN_COMP_V2_Q1